UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ______________________
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                                    FORM 8-K
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 12, 2007
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                         DYNAMIC BIOMETRIC SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)
                             ______________________
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            NEVADA                 001-32706          20-4809793
(State or other jurisdiction     (Commission         (IRS Employer
     of incorporation)            File Number)    Identification Number)


                  14647 S. 50TH STREET, SUITE 130
                    PHOENIX, ARIZONA                        85044
             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (480) 705-9110

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Effective January 1, 2007, Epstein, Weber & Conover, PLC ("Epstein Weber") combined its practice with Moss Adams LLP ("Moss Adams") and therefore resigned as the independent registered public accounting firm for Dynamic Biometric Systems, Inc. (the "Company"). According to information provided to the Company, all of the partners of Epstein Weber have become partners of Moss Adams.

The reports of Epstein Weber on the Company's financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of an explanatory paragraph in the opinion related to the financial statements for the fiscal year ended December 31, 2005 and 2004 indicating substantial doubt about the Company's ability to continue as a going concern. In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2005 and 2004, and in the subsequent interim periods through September 30, 2006,
(1) there were no disagreements with Epstein Weber on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure that, if not resolved to the satisfaction of Epstein Weber, would have caused Epstein Weber to make reference to the matter in its report and (2) there were no "reportable events" as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304").

(b) Effective January 25, 2007, the Company engaged Malone & Bailey, PC ("Malone & Bailey") to act as the Company's principal independent accountant. The Board of Directors of the Company approved the decision to engage Malone & Bailey.

During the fiscal years ended December 31, 2005 and 2004, and during all subsequent periods through January 1, 2007, the Company did not consult Malone & Bailey regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement with its former accountants or a reportable event as those terms are defined in Item 304.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit 16.1 Letter from Epstein, Weber & Conover, PLC to the United State Securities and Exchange Commission regarding a change in certifying accountant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DYNAMIC BIOMETRIC SYSTEMS, INC.


January 31, 2007     By:     /s/ Richard C. Kim
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     Richard C. Kim,         Chief Executive Officer
                               and President



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                                  EXHIBIT INDEX

Exhibit 16.1 Letter from Epstein, Weber & Conover, PLC to the United State Securities and Exchange Commission regarding a change in certifying accountant.

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